                                                                     EXHIBIT 4.2

                          SOUTHERN INVESTMENTS UK plc

                                      and

                             BANKERS TRUST COMPANY
                      as Trustee, Principal Paying Agent,
                         Registrar and Transfer Agent

                                      and

                        BANKERS TRUST LUXEMBOURG S.A.,
                      as Paying Agent and Transfer Agent


                         _____% Senior Notes Due 2001

                         _____% Senior Notes Due 2006



                         First Supplemental Indenture
                       Dated as of ________ _____, 1996

          FIRST SUPPLEMENTAL INDENTURE, dated as of ________, 1996 (herein called the "First Supplemental Indenture"), among Southern Investments UK plc, a corporation duly organized and existing under the laws of England and Wales (hereinafter called the "Company"), and BANKERS TRUST COMPANY, as Trustee Principal Paying Agent, Registrar and Transfer Agent under the Original Indenture referred to below (hereinafter called the "Trustee") and BANKERS TRUST LUXEMBOURG S.A., as Paying and Transfer Agent under the Original Indenture.


                                  WITNESSETH:

          WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture dated as of ___________ __, 1996 (hereinafter called the "Original Indenture"), to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), the form and terms of which are to be established as set forth in Sections 201 and 301 of the Original Indenture;

          WHEREAS, Section 901 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of the Securities of any series as permitted in Sections 201 and 301 of the Original Indenture and of appointing an Authenticating Agent with respect to the Securities of any series;

          WHEREAS, the Company desires to create two series of the Securities, one series of Securities in an aggregate principal amount of ______________ to be designated the "_____% Senior Notes Due 2001" and one series of the Securities in an aggregate principal amount of $___________________ to be designated the "___% Senior Notes Due 2006" (collectively the "Senior Notes"), and all action on the part of the Company necessary to authorize the issuance of the Senior Notes under the Original Indenture and this First Supplemental Indenture has been duly taken; and

          WHEREAS, all acts and things necessary to make the Senior Notes, when executed by the Company and authenticated and delivered by the Trustee as in the Original Indenture provided, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed;

         NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

          That in consideration of the premises and of the acceptance and purchase of the Senior Notes by the holders thereof and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of holders of the Senior Notes, as follows:

                                  ARTICLE ONE

                                  Definitions

          The use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture and the forms of Senior Notes attached hereto as Exhibits A, B, C, and D, respectively. In addition, for all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise expressly requires, the following terms shall have the respective meanings assigned to them as follows and shall be construed as if defined in Article One of the Original
Indenture:

          "Book-Entry Depositary" means the Book-Entry Depositary or its nominee or the custodian of either, designated by the Company in the Deposit Agreement until a successor Book-Entry Depositary shall have become such pursuant to the applicable provisions of the Deposit Agreement, and thereafter "Book-Entry Depositary" shall mean such successor Book-Entry Depositary or its nominee or the custodian of either.

          "Definitive Registered Senior Note" means a registered Senior Note substantially in the form of Exhibits B and D to this First Supplemental Indenture.

          "Deposit Agreement" means the Deposit Agreement, dated as of the date of this First Supplemental Indenture, between the Company and Bankers Trust Company.

          "DTC" means The Depository Trust Company or its successors .

          "Global Senior Note" means a bearer Global Senior Note substantially in the form of Exhibits A and C to this First Supplemental Indenture.

                                  ARTICLE TWO
          Terms and Issuance of _____% Senior Notes Due 2001 and ___% Senior Notes Due 2006

          Section 201. Issue of Senior Notes. Two series of Securities, which shall be designated the _____% Senior Notes Due 2001" and the "____% Senior Notes Due 2006" (collectively the "Senior Notes") shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture and this First Supplemental Indenture (including the forms of Senior Notes set forth in Exhibits A, B, C and D hereto). The aggregate principal amount of the _____% Senior Notes Due 2001 and the aggregate principal amount of _____% Senior Notes Due 2006 which may be authenticated and delivered under the First Supplemental Indenture shall not, except as permitted by the provisions of the Original Indenture, exceed $___________ and $__________ respectively.

          Section 202. Form of Senior Notes; Incorporation of Terms. The form of the Senior Notes shall be substantially in the forms of Exhibits A, B, C and D attached hereto, the terms of which are herein incorporated by reference and which are part of this First Supplemental Indenture.

          Section 203. Limitation on Liens. The covenant provided by Section 1004 of the Original Indenture shall be applicable to the Senior Notes.

          Section 204. Limitation on Sale and Lease-Back Transactions. The covenant provided by Section 1005 of the Original Indenture shall be applicable to the Senior Notes.

          Section 205. Additional Amounts. The terms provided by Section 1010 of the Original Indenture shall be applicable to the Senior Notes.

          Section 206. Event of Default. The event specified in Section 501(5) of the Original Indenture shall constitute an Event of Default with respect to the Senior Notes.

          Section 207. Place of Payment. The Place of Payment in respect of the Senior Notes will be in The City of New York, initially the Corporate Trust Office of Bankers Trust Company, and, for so long as the Senior Notes are listed on the Luxembourg Stock Exchange, in Luxembourg, initially the corporate trust office of _________ which at the date hereof, is located at _________________.

          Section 208. Issuance of Global Senior Note. The _____% Senior Notes Due 2001 shall be issued as one Bearer Global Senior Note and the _____% Senior Notes Due 2006 shall be issued as one Bearer Global Senior Note (collectively the "Global Senior Notes") and delivered by the Trustee to the Book-Entry Depositary, as the Holder thereof, or a nominee or custodian therefor, to be held by the Book-Entry Depositary pursuant to the Deposit Agreement.

          Section 209. Exchange of the Global Senior Note. Either of the Global Senior Notes shall be exchangeable, in whole but not in part, for definitive Registered Notes only as provided in this paragraph. A Global Senior Note shall be so exchangeable if (a) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interest or at any time it ceases to be a "clearing agency" registered as such under the Exchange Act, and, in either case, a successor is not appointed by the Company within 120 days, (b) the Book-Entry Depositary notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to such Global Senior Note and no successor is appointed within 120 days, (c) the Company executes and delivers to the Trustee an Officers' Certificate providing that such Global Senior Note shall be so exchangeable, or (d) there shall have occurred and be continuing an Event of Default with respect to the Senior Notes of the series represented by such Global Note and the Holder, in such circumstance, shall have requested in writing that such Global Senior Note be exchanged for one or more definitive Registered Notes. Definitive Registered Notes so issued in exchange for such Global Senior Note shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as such Global Senior Note, in authorized denominations of $1,000 and any integral multiple thereof and in the aggregate having the same principal amount as such Global Senior Note and registered in such names as the Book-Entry Depositary for such Global Senior Note shall direct.

          Section 210. Regular Record Date for the Senior Notes. The Regular Record Date for the Senior Notes shall be 15 calendar days immediately prior to each Interest Payment Date.


                                 ARTICLE THREE
                  Authenticating Agent; Book-Entry Depositary

          Section 301. Authenticating Agent; Book-Entry Depositary. Bankers Trust Company, a New York banking corporation, and its successors are hereby appointed Authenticating Agent and Book-Entry Depositary with respect to the Senior Notes.

                                 ARTICLE FOUR
                                 Miscellaneous

          Section 401. Execution as Supplemental Indenture. This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this First Supplemental Indenture forms a part thereof.

          Section 402. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this First Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

          Section 403. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

          Section 404. Successors and Assigns. All covenants and agreements in this First Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          Section 405. Separability Clause. In case any provision in this First Supplemental Indenture or in the Senior Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 406. Benefits of First Supplemental Indenture. Nothing in this First Supplemental Indenture or in the Senior Notes, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture.

          Section 407. Execution and Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereof have caused this First Supplemental Indenture to be duly executed by their respective officers or directors duly authorized thereto, all as of the day and year first above written.

                              SOUTHERN INVESTMENTS UK plc


                              By
                                -----------------------------------------

                              BANKERS TRUST COMPANY
                              AS TRUSTEE


                              By
                                -----------------------------------------


                              BANKERS TRUST LUXEMBOURG S.A.
                              AS PAYING AND TRANSFER AGENT


                              By
                                -----------------------------------------

Attest:

________________________

STATE OF NEW YORK)
                              :SS
COUNTY OF NEW YORK)


          On this ___ day of ________, 1996, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that he is a ________________________ of Southern Investments UK plc, one of the companies described in and which executed the foregoing instrument; and that he signed his name thereto by like authority.



                                       -----------------------------------------

                                                                       EXHIBIT A

                       [FORM OF FACE OF GLOBAL SENIOR NOTE]

          This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is held by a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for Securities held by or registered in the name of a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Book-Entry Depositary to a nominee of the Book-Entry Depositary or by a nominee of the Book-Entry Depositary to the Book-Entry Depositary or another nominee of the Book-Entry Depositary) may be made registered except in limited circumstances.

          Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary, to the issuer or its agent for exchange or payment, and any definitive Security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the bearer hereof, the Book-Entry Depositary, has an interest herein.


                       SOUTHERN INVESTMENTS UK plc
                       __% Senior Notes Due 2001

No. ______________                                              $_______________

          SOUTHERN INVESTMENTS UK plc, a company duly organized and existing under the laws of the England and Wales (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the bearer upon surrender hereof, the principal sum of ________________ Dollars on ______________________________,
and to pay interest thereon from _________________, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ___________ and ____________ in each year, commencing ____________, 199[7], at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer hereof at the time of payment of such Defaulted Interest or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt. Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in ______________in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts ("Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

          (a) to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder or beneficial owner having some connection with the United Kingdom (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof;

          (b) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date except to the extent that the Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

          (c) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required in the United Kingdom);

          (d) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority; or

          (e) to, or to a Person on behalf of, a Holder of a definitive Registered Security issued pursuant to the request of owners of interests representing a majority in outstanding principal amount in the Book-Entry

     Interest following and during the continuance of an Event of Default if such Holder (or any predecessor Holder) was one of such owners requesting that definitive Registered Securities be so issued.

     Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, he would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (a) through (e) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such Holder promptly after making such determination setting forth the reason(s) therefor.

          "Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Trustee or the bearer on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the bearer hereof in accordance with the Indenture.

          References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

          The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

          So long as the Securities of this series are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities of this series will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.

Dated:

                              SOUTHERN INVESTMENTS UK plc


                              By:
                                 ------------------------------------
                                 Name:
                                 Title:

                       [Form of Reverse of Security]

                       SOUTHERN INVESTMENTS UK plc
                       ___% Senior Notes Due 2001


          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of ________ __, 1996 (herein called the "Original Indenture"), among the Company, Bankers Trust Company, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and Bankers Trust Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of _________ __, 1996 (together with the Original Indenture, the "Indenture"), among the Company, the Trustee and the Paying and Transfer Agent to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee the Paying and Transfer Agent and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $________________.

          The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus __________ basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the date of redemption.

          "Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

          "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of such Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for US Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, the Reference Treasury Dealer Quotation for such redemption date.

          "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company and reasonably acceptable to the Trustee.

          "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date).

          "Reference Treasury Dealer" means a primary US Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

          Notice of redemption shall be given as provided in the Indenture not less than 15 days nor more than 30 days prior to the date fixed for redemption.

          If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and that complies with applicable legal and securities exchange requirements.

          Unless the Company defaults in payment of the redemption price, from and after the redemption date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series except the right to receive the redemption price thereof.

          In the event of redemption of this Security in part only, a new Security of this series and of like tenor for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof.

          The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities which has become due solely by reason of such declaration of acceleration) then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

          The Securities of this Series are subject to redemption in whole but not in part upon not less than 15 nor more than 30 days' notice given as provided in the Indenture, at a price equal to the outstanding principal amount thereof, together with Additional Amounts, if any, and accrued interest, if any, to the Redemption Date if, (a) the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after the [date of the underwriting agreement with respect to the Securities of the series,] or (y) the issuance of Definitive Registered Securities pursuant to any of clauses (a), (b) or (d) of the third following paragraph and (b) such obligation cannot be avoided by the Company taking reasonable measures available to it, subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate stating that such obligation to pay Additional Amounts cannot be avoided by the Company taking reasonable measures available to it.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          This Security shall be exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (a) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interest or at any time it ceases to be a "clearing agency" registered as such under the Exchange Act and in either case, a successor is not appointed by the Company within 120 days, (b) the Book-Entry Depositary for the Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (c) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, or (d) there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities of this series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct.

          The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

          The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

          No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations of their creation. Each Holder of the Securities of this series by accepting Securities this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

          This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

          This Security shall be governed by and construed in accordance with the laws of the State of New York.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                       EXHIBIT B


              [FORM OF FACE OF DEFINITIVE REGISTERED SENIOR NOTE]


                          SOUTHERN INVESTMENTS UK plc
                           __% Senior Notes Due 2001

No. ______________                                              $_______________

          SOUTHERN INVESTMENTS UK plc, a company duly organized and existing under the laws of the England and Wales (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to[name of registered owner], or its registered assigns, the principal sum of ________________ Dollars on ______________________________, and to pay interest thereon from
_________________, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ___________ and ____________ in each year, commencing ____________, 199[7], at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth day (whether or not a Business
Day) immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt; provided,
                                                                    --------
however, that at the option of the Company, payment of interest may be made by
-------
check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts ("Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

          (a) to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder having some connection with the United Kingdom (including a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in , the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof;

          (b) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date except to the extent that the Holder would have been entitled to such Additional Amounts on presenting this Security for payments on the last day of such period of 30 days;

          (c) to, or to a Person on behalf of, a Holder who presents a Security (where presentation is required) in the United Kingdom;

          (d) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority; or

          (e) to, or to a Person on behalf of, a Holder of a definitive Registered Security issued pursuant to the request of owners of interests representing a majority in outstanding principal amount in the Book-Entry Interest following and during the continuance of an Event of Default if such Holder (or any predecessor Holder) was one of such owners requesting that definitive Registered Securities be so issued.

     Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, he would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (a) through (e) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such Holder promptly after making such determination setting forth the reason(s) therefor.

          "Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Trustee or the Holder on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holder in accordance with this Indenture.

          References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

          The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

          So long as the Securities of this series are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities of this series will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.
Dated:


                              SOUTHERN INVESTMENTS UK plc

                              By
                                -------------------------------------
                                [Title]

                       [Form of Reverse of Security]

                       SOUTHERN INVESTMENTS UK plc
                       ___% Senior Notes Due 2001


          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of ________ __, 1996 (herein called the "Original Indenture"), among the Company, Bankers Trust Company, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and Bankers Trust Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of _______ __, 1996 (together with the Original Indenture, the "Indenture") among the Company, the Trustee and the Paying and Transfer Agent to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee the Paying and Transfer Agent and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $________________.

          The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus ___ basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the date of redemption.

          "Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

          "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of such Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for US Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, the Reference Treasury Dealer Quotation for such redemption date.

          "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company and reasonably acceptable to the Trustee.

          "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date).

          "Reference Treasury Dealer" means a primary US Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

          Notice of redemption shall be given as provided in the Indenture not less than 15 days nor more than 30 days prior to the date fixed for redemption.

          If fewer than all the Securities of this series are to be redeemed, selection of Securities for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and that complies with applicable legal and securities exchange requirements.

          Unless the Company defaults in payment of the redemption price, from and after the redemption date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series except the right to receive the redemption price thereof.

          In the event of redemption of this security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities which has become due solely by reason of such declaration of acceleration) then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

          The Securities of this series are subject to redemption upon not less than 15 nor more than 30 days' notice to the Holders of Securities by first-class mail, at a price equal to the outstanding principal amount thereof, together with Additional Amounts, if any, and accrued interest, if any, to the Redemption Date if (a) the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after the [date of the underwriting agreement], or (y) the issuance of definitive Registered Securities as a result of: (i) DTC having notified the Company and the Book-Entry Depositary that it was unwilling or unable to continue to hold the Book-Entry Interest or at any time ceasing to be a "clearing agency" registered as such under the Securities Exchange Act of 1934 and, in either case, a successor is not being appointed by the Company within 120 days; (ii) the Book-Entry Depositary for the Securities of this series having notified the Company that it was unwilling or unable to continue as Book-Entry Depositary with respect to a Global Security of this series and no successor Book-Entry Depositary having been appointed by the Company within 120 days, or; (iii) an Event of Default with respect to the Securities of this series having occurred and being continuing and a Holder, in such circumstance, having requested in writing that a Global Bearer Security of this series be exchanged for one or more definitive Registered Securities and
(b) such obligation cannot be avoided by the Company taking reasonable measures available to it, subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate that such obligation referred to in (a) cannot be avoided by the Company taking reasonable measures available to it.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.
As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

          The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

          No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

          This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

          Customary abbreviations may be used in the name of a Holder of a Securities of this series or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

          This Security shall be governed by and construed in accordance with the laws of the State of New York.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                       EXHIBIT C


                       [FORM OF FACE OF GLOBAL SENIOR NOTE]

          This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is held by a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for Securities held by or registered in the name of a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Book-Entry Depositary to a nominee of the Book-Entry Depositary or by a nominee of the Book-Entry Depositary to the Book-Entry Depositary or another nominee of the Book-Entry Depositary) may be made registered except in limited circumstances.

          Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary, to the issuer or its agent for exchange or payment, and any definitive Security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the bearer hereof, the Book-Entry Depositary, has an interest herein.


                          SOUTHERN INVESTMENTS UK plc
                           __% Senior Notes Due 2006

No. ______________                                              $_______________

          SOUTHERN INVESTMENTS UK plc, a company duly organized and existing under the laws of the England and Wales (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the bearer upon surrender hereof, the principal sum of ________________ Dollars on ______________________________,
and to pay interest thereon from _________________, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ___________ and ____________ in each year, commencing ____________, 199[7], at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer hereof at the time of payment of such Defaulted Interest or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt. Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in ______________in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts ("Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

          (a) to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder or beneficial owner having some connection with the United Kingdom (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof;

          (b) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date except to the extent that the Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

          (c) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required in the United Kingdom);

          (d) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority; or

          (e) to, or to a Person on behalf of, a Holder of a definitive Registered Security issued pursuant to the request of owners of interests representing a majority in outstanding principal amount in the Book-Entry Interest following and during the continuance of an Event of Default if such Holder (or any predecessor Holder) was one of such owners requesting that definitive Registered Securities be so issued.

     Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, he would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (a) through (e) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such Holder promptly after making such determination setting forth the reason(s) therefor.

          "Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Trustee or the bearer on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the bearer hereof in accordance with the Indenture.

          References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

          The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

          So long as the Securities of this series are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities of this series will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.

Dated:


                         SOUTHERN INVESTMENTS UK plc


                         By:
                            ----------------------------------
                            Name:
                            Title:

                       [Form of Reverse of Security]

                       SOUTHERN INVESTMENTS UK plc
                       ___% Senior Notes Due 2006


          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of ________ __, 1996 (herein called the "Original Indenture"), among the Company, Bankers Trust Company, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and Bankers Trust Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of _________ __, 1996 (together with the Original Indenture, the "Indenture"), among the Company, the Trustee and the Paying and Transfer Agent to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee the Paying and Transfer Agent and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $________________.

          The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus __________ basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the date of redemption.

          "Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

          "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of such Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for US Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, the Reference Treasury Dealer Quotation for such redemption date.

          "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company and reasonably acceptable to the Trustee.

          "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date).

          "Reference Treasury Dealer" means a primary US Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

          Notice of redemption shall be given as provided in the Indenture not less than 15 days nor more than 30 days prior to the date fixed for redemption.

          If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and that complies with applicable legal and securities exchange requirements.

          Unless the Company defaults in payment of the redemption price, from and after the redemption date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series except the right to receive the redemption price thereof.

          In the event of redemption of this Security in part only, a new Security of this series and of like tenor for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof.

          The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities which has become due solely by reason of such declaration of acceleration) then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

          The Securities of this Series are subject to redemption in whole but not in part upon not less than 15 nor more than 30 days' notice given as provided in the Indenture, at a price equal to the outstanding principal amount thereof, together with Additional Amounts, if any, and accrued interest, if any, to the Redemption Date if, (a) the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after the [date of the underwriting agreement with respect to the Securities of the series,] or (y) the issuance of Definitive Registered Securities pursuant to any of clauses (a), (b) or (d) of the third following paragraph and (b) such obligation cannot be avoided by the Company taking reasonable measures available to it, subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate stating that such obligation to pay Additional Amounts cannot be avoided by the Company taking reasonable measures available to it.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          This Security shall be exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (a) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interest or at any time it ceases to be a "clearing agency" registered as such under the Exchange Act and in either case, a successor is not appointed by the Company within 120 days, (b) the Book-Entry Depositary for the Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (c) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, or (d) there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities of this series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct.

          The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

          The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

          No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations of their creation. Each Holder of the Securities of this series by accepting Securities this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

          This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

          This Security shall be governed by and construed in accordance with the laws of the State of New York.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                       EXHIBIT D


              [FORM OF FACE OF DEFINITIVE REGISTERED SENIOR NOTE]


                          SOUTHERN INVESTMENTS UK plc
                           __% Senior Notes Due 2006

No. ______________                                              $_______________

          SOUTHERN INVESTMENTS UK plc, a company duly organized and existing under the laws of the England and Wales (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to[name of registered owner], or its registered assigns, the principal sum of ________________ Dollars on ______________________________, and to pay interest thereon from
_________________, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ___________ and ____________ in each year, commencing ____________, 199[7], at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth day (whether or not a Business
Day) immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt; provided,
                                                                    --------
however, that at the option of the Company, payment of interest may be made by
-------
check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts ("Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

          (a) to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder having some connection with the United Kingdom (including a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in , the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof;

          (b) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date except to the extent that the Holder would have been entitled to such Additional Amounts on presenting this Security for payments on the last day of such period of 30 days;

          (c) to, or to a Person on behalf of, a Holder who presents a Security (where presentation is required) in the United Kingdom;

          (d) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority; or

          (e) to, or to a Person on behalf of, a Holder of a definitive Registered Security issued pursuant to the request of owners of interests representing a majority in outstanding principal amount in the Book-Entry Interest following and during the continuance of an Event of Default if such Holder (or any predecessor Holder) was one of such owners requesting that definitive Registered Securities be so issued.

     Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, he would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (a) through (e) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such Holder promptly after making such determination setting forth the reason(s) therefor.

          "Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Trustee or the Holder on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holder in accordance with this Indenture.

          References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

          The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

          So long as the Securities of this series are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities of this series will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.
Dated:


                               SOUTHERN INVESTMENTS UK plc

                               By
                                 ----------------------------------------
                                 [Title]

                         [Form of Reverse of Security]

                          SOUTHERN INVESTMENTS UK plc
                          ___% Senior Notes Due 2006


          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of ________ __, 1996 (herein called the "Original Indenture"), among the Company, Bankers Trust Company, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and Bankers Trust Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of _______ __, 1996 (together with the Original Indenture, the "Indenture") among the Company, the Trustee and the Paying and Transfer Agent to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee the Paying and Transfer Agent and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $________________.

          The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus ___ basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the date of redemption.

          "Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

          "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of such Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for US Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, the Reference Treasury Dealer Quotation for such redemption date.

          "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company and reasonably acceptable to the Trustee.

          "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date).

          "Reference Treasury Dealer" means a primary US Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

          Notice of redemption shall be given as provided in the Indenture not less than 15 days nor more than 30 days prior to the date fixed for redemption.

          If fewer than all the Securities of this series are to be redeemed, selection of Securities for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and that complies with applicable legal and securities exchange requirements.

          Unless the Company defaults in payment of the redemption price, from and after the redemption date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series except the right to receive the redemption price thereof.

          In the event of redemption of this security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the

Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities which has become due solely by reason of such declaration of acceleration) then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

          The Securities of this series are subject to redemption upon not less than 15 nor more than 30 days' notice to the Holders of Securities by first-class mail, at a price equal to the outstanding principal amount thereof, together with Additional Amounts, if any, and accrued interest, if any, to the Redemption Date if (a) the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after the [date of the underwriting agreement], or (y) the issuance of definitive Registered Securities as a result of: (i) DTC having notified the Company and the Book-Entry Depositary that it was unwilling or unable to continue to hold the Book-Entry Interest or at any time ceasing to be a "clearing agency" registered as such under the Securities Exchange Act of 1934 and, in either case, a successor is not being appointed by the Company within 120 days; (ii) the Book-Entry Depositary for the Securities of this series having notified the Company that it was unwilling or unable to continue as Book-Entry Depositary with respect to a Global Security of this series and no successor Book-Entry Depositary having been appointed by the Company within 120 days, or; (iii) an Event of Default with respect to the Securities of this series having occurred and being continuing and a Holder, in such circumstance, having requested in writing that a Global Bearer Security of this series be exchanged for one or more definitive Registered Securities and
(b) such obligation cannot be avoided by the Company taking reasonable measures available to it, subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate that such obligation referred to in (a) cannot be avoided by the Company taking reasonable measures available to it.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.
As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

          The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

          No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

          This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

          Customary abbreviations may be used in the name of a Holder of a Securities of this series or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

          This Security shall be governed by and construed in accordance with the laws of the State of New York.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.